UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/15/2008

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On May 15, 2008, Technitrol, Inc. held its annual shareholders meeting. At the meeting, the shareholders approved the Amended and Restated Technitrol, Inc. Board of Directors Stock Plan and the Amended and Restated Restricted Stock Plan II of Technitrol, Inc.

Plan summaries set forth in Technitrol's definitive proxy statement dated March 25, 2008 are not complete and are qualified in their entirety by reference to the full text of the plans.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.2 Restricted Stock Plan II of Technitrol, Inc. (incorporated by reference to Exhibit 10.2 to our Form 10-Q for the three months ended March 28, 2008).

10.4 Technitrol, Inc. Board of Directors Stock Plan.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: May 21, 2008	By:	/s/ Drew A. Moyer
Drew A. Moyer
Sr. Vice President & CFO

Exhibit Index

Exhibit No.	Description
EX-10.4	BOD Stock Plan